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                              EMPLOYMENT AGREEMENT

          This EMPLOYMENT AGREEMENT is entered into by and between AutoExotica International, Ltd., a Nevada corporation (the "Company"), and Darryl Nowak, the undersigned individual ("Executive").

                                     RECITAL

          The Company and Executive desire to enter into an Employment Agreement setting forth the terms and conditions of Executive's employment with the Company.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and Executive agree as follows:

          1.   Employment
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               (a)  Term  The Company hereby employs Executive to serve as the
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Chief Executive Officer and to serve in such additional or different position or positions as the Company may determine in its sole discretion. The term of employment shall be for a period of 3 years ("Employment Period") to commence on the date hereof, unless earlier terminated as set forth herein.

               (b)  Duties and Responsibilities  Executive will report to Board
                    ---------------------------
of Directors. Within the limitations established by the Bylaws of the Company, the Executive shall have each and all of the duties and responsibilities of that position and such other or different duties on behalf of the Company, as may be assigned from time to time by the Board of Directors.

               (c)  Location  The initial principal location at which Executive
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shall perform services for the Company shall be Bayonne, New Jersey.

          2.   Compensation
               ------------

               (a)  Base Salary  Executive shall be paid a base salary ("Base
                    -----------
Salary") at the annual rate of $85,000, payable in bi-weekly installments consistent with Company's payroll practices. The annual Base Salary shall be increased by ten percent (10%) annually on the anniversary hereof, unless employment hereunder shall have been terminated earlier pursuant to this Agreement.

               (b)  Payment  Payment of all compensation to Executive hereunder
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shall be made in accordance with the relevant Company policies in effect from time to time, including normal payroll practices, and shall be subject to all applicable employment and withholding taxes.

               (c)  Bonus Executive shall also be entitled to a bonus determined
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at the sole discretion of the Board of Directors.

          3.   Other Employment Benefits
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               (a)  Business Expenses  Upon submission of itemized expense
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statements in the manner specified by the Company, Executive shall be entitled to reimbursement for reasonable travel

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and other reasonable business expenses duly incurred by Executive in the performance of his duties under this Agreement.

               (b)  Benefit Plans  Executive shall be entitled to participate in
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the Company's medical and dental plans, life and disability insurance plans and retirement plans pursuant to their terms and conditions. Executive shall be entitled to participate in any other benefit plan offered by the Company to its employees during the term of this Agreement (other than stock option or stock incentive plans, which are governed by Section 3(d) below). Nothing in this Agreement shall preclude the Company or any affiliate of the Company from terminating or amending any employee benefit plan or program from time to time.

               (c)  Vacation  Executive shall be entitled to four (4) weeks of
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vacation each year of full employment, exclusive of legal holidays, as long as the scheduling of Executive's vacation does not interfere with the Company's normal business operations.

               (d)  Stock Options  Executive shall be entitled to participate in
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any stock option plan adopted by the Company which affords other executive officers of like stature the right to participate.

               (e)  No Other Benefits  Executive understands and acknowledges
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that the compensation specified in Sections 2 and 3 of this Agreement shall be in lieu of any and all other compensation, benefits and plans.

          4.   Executive's Business Activities  Executive shall devote the
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substantial portion of his entire business time, attention and energy exclusively to the business and affairs of the Company and its affiliates, as its business and affairs now exist and as they hereafter may be changed. [Executive may serve as a member of the Board of Directors of other organizations that do not compete with the Company, and may participate in other professional, civic, governmental organizations and activities that do not materially affect his ability to carry out his duties hereunder.]

          5.   Termination of Employment

               (a)  For Cause  Notwithstanding anything herein to the contrary,
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the Company may terminate Executive's employment hereunder for cause for any one of the following reasons: (1) conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed, (2) commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records, (3) improper disclosure of the Company's confidential or proprietary information, (4) any action by the Executive which has a detrimental effect on the Company's reputation or business, (5) Executive's failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability, (6) any breach of this Agreement, which breach is not cured within ten (10) days following written notice of such breach, (7) a course of conduct amounting to gross incompetence, (8) chronic and unexcused absenteeism, (9) unlawful appropriation of a corporate opportunity, or (10) misconduct in connection with the performance of any of Executive's duties, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject. Upon termination of Executive's employment with the Company for cause, the Company shall be under no further obligation to Executive, except to pay all accrued but unpaid base salary and accrued vacation to the date of termination thereof.

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               (b)  Without Cause  The Company may terminate Executive's
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employment hereunder at any time without cause, provided, however, that
Executive shall be entitled to severance pay in the amount of fifty-two (52) weeks of Base Salary in addition to accrued but unpaid Base Salary and accrued vacation, less deductions required by law, but if, and only if, Executive executes a valid and comprehensive release of any and all claims that the Executive may have against the Company in a form provided by the Company and Executive executes such form within seven (7) days of tender.

               (c)  Resignation  Upon termination of employment, Executive shall
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be deemed to have resigned from the Board of Directors of the Company if he is a director.

               (d)  Cooperation  After notice of termination, Executive shall
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cooperate with the Company, as reasonably requested by the Company, to effect a transition of Executive's responsibilities and to ensure that the Company is aware of all matters being handled by Executive.

          6.   Disability of Executive  The Company may terminate this Agreement
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without liability if Executive shall be permanently prevented from properly performing his essential duties hereunder with reasonable accommodation by reason of illness or other physical or mental incapacity for a period of more than 120 consecutive days. Upon such termination, Executive shall be entitled to all accrued but unpaid Base Salary and vacation.

          7.   Death of Executive  In the event of the death of Executive during
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the Employment Period, the Company's obligations hereunder shall automatically cease and terminate; provided, however, that within 15 days the Company shall pay to Executive's heirs or personal representatives Executive's Base Salary and accrued vacation accrued to the date of death.

          8.   Exclusive Employment  During employment with the Company,
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Executive will not do anything to compete with the Company's present or contemplated business, nor will he or she plan or organize any competitive business activity. Executive will not enter into any agreement which conflicts with his duties or obligations to the Company. Executive will not during his employment or within one (1) year after it ends, without the Company's express written consent, directly or indirectly, solicit or encourage any employee, agent, independent contractor, supplier, customer, consultant or any other person or company to terminate or alter a relationship with the Company.

          9.   Assignment and Transfer  Executive's rights and obligations under
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this Agreement shall not be transferable by assignment or otherwise, and any purported assignment, transfer or delegation thereof shall be void. This Agreement shall inure to the benefit of, and be binding upon and enforceable by, any purchaser of substantially all of Company's assets, any corporate successor to Company or any assignee thereof.

          10.  No Inconsistent Obligations Executive is aware of no obligations,
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legal or otherwise, inconsistent with the terms of this Agreement or with his undertaking employment with the Company. Executive will not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others. Executive represents and warrants that he or she has returned all property and confidential information belonging to all prior employers.

          11.  Miscellaneous
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               (a)  Attorneys' Fees  Should either party hereto, or any heir,
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personal representative, successor or assign of either party hereto, resort to legal proceedings in connection with this Agreement or Executive's employment with the Company, the party or parties prevailing in such legal proceedings shall be entitled, in addition to such other relief as may be granted, to recover its or

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their reasonable attorneys' fees and costs in such legal proceedings from the non-prevailing party or parties; provided, however, that nothing herein is intended to affect the provisions of Section 12(l).

               (b)  Governing Law  This Agreement shall be governed by and
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construed in accordance with the laws of the State of New Jersey without regard to conflict of law principles.

               (c)  Entire Agreement  This Agreement contains the entire
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agreement and understanding between the parties hereto and supersedes any prior or contemporaneous written or oral agreements, representations and warranties between them respecting the subject matter hereof.

               (d)  Amendment  This Agreement may be amended only by a writing
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signed by Executive and by a duly authorized representative of the Company.

               (e)  Severability  If any term, provision, covenant or condition
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of this Agreement, or the application thereof to any person, place or circumstance, shall be held to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

               (f)  Construction The headings and captions of this Agreement are
                    ------------
provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the Company or Executive.

               (g)  Rights Cumulative  The rights and remedies provided by this
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Agreement are cumulative, and the exercise of any right or remedy by either party hereto (or by its successor), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies.

               (h)  Nonwaiver  No failure or neglect of either party hereto in
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any instance to exercise any right, power or privilege hereunder or under law shall constitute a waiver of any other right, power or privilege or of the same right, power or privilege in any other instance. All waivers by either party hereto must be contained in a written instrument signed by the party to be charged and, in the case of the Company, by an officer of the Company (other than Executive) or other person duly authorized by the Company.

               (i)  Remedy for Breach; Attorneys' Fees  The parties hereto agree
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that, in the event of breach or threatened breach of any covenants of Executive, the damage or imminent damage to the value and the goodwill of the Company's business shall be inestimable, and that therefore any remedy at law or in damages shall be inadequate. Accordingly, the parties hereto agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any of such provisions by Executive, in addition to any other relief (including damages) available to the Company under this Agreement or under law. The prevailing party in any action instituted pursuant to this Agreement shall be entitled to recover from the other party its reasonable attorneys' fees and other expenses incurred in such action.

               (j)  Notices Any notice, request, consent or approval required or
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permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when sent by certified or registered mail, with postage prepaid, to Executive's residence (as noted in the Company's records), or to the Company's principal office, as the case may be.

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               (k)  Assistance in Litigation  Executive shall, during and after
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termination of employment, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become a party; provided, however, that such assistance following termination shall be furnished at mutually agreeable times and for mutually agreeable compensation.

               (l)  Disputes  The parties agree that they will use their best
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efforts to amicably resolve any dispute arising out of or relating to this
Agreement. Any controversy, claim or dispute that cannot be so resolved shall be settled by final binding arbitration in accordance with the rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. Any such arbitration shall be conducted in New Jersey, or such other place as may be mutually agreed upon by the parties. Within fifteen (15) days after the commencement of the arbitration, each party shall select one person to act arbitrator, and the two arbitrators so selected shall select a third arbitrator within ten (10) days of their appointment. Each party shall bear its own costs and expenses and an equal share of the arbitrator's expenses and administrative fees of arbitration.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set forth below.

AUTOEXOTICA INTERNATIONAL, LTD.            EXECUTIVE:


By:/s/ Elaine Nowak                           /s/ Darryl A. Nowak
   ------------------------                -----------------------------
Name:  Elaine Nowak
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Title: Executive Vice President



Date:  April 30, 2002
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